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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       1/19/2006
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                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



     Kentucky                              333-67435            61-0912615
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(State or other jurisdiction             (Commission          (IRS Employer
    of incorporation)                    File Number)       Identification No.)



                     1805 Campbell Lane, Bowling Green, Kentucky    42101
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                     (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 Not Applicable
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              (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 1.01  ENTRY INTO a MATERIAL DEFINITIVE AGREEMENT.

     The Board of Directors of Citizens First Corporation and Citizens First Bank, Inc. have approved a management bonus compensation plan. The plan applies to the chief executive officer and certain key officers. A description of the plan is attached hereto as Exhibit 10.1, which is incorporated by reference into this Item.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;ELECTION OF DIRECTORS; APPOINTMENTS OF PRINCIPAL OFFICERS.

         On January 19, 2006, the Board of Directors of Citizens First Corporation appointed John Charles Desmarais, as a director of Citizens First Corporation and of Citizens First Bank, Inc. Mr. Desmarais is President and Chief Executive Officer of Commonwealth Health Corporation. Mr. Desmarais will serve on the Audit Committee, and the Compensation Committee of Citizens First Corporation, and the Director's Loan Committee of Citizens First Bank, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

C. EXHIBITS

10.1        Description of Management Bonus Compensation Plan


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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CITIZENS FIRST CORPORATION
                                                     (Registrant)



                            By: /s/John Steven Marcum
                                ---------------------
                                John Steven Marcum
                            Executive Vice President and Chief Financial Officer
                                Date:  January 25, 2006
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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

10.1              Description of Management Bonus Compensation Plan

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